Exhibit 10.11

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SUBSCRIPTION AGREEMENT

MGO Global Inc.

Ladies and Gentlemen:

Subscription. I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase the Securities (as defined below) of MGO Global Inc., a Delaware corporation (the “Company”), for the purchase price (the “Purchase Price”) set forth on the signature page to this Subscription Agreement (this “Agreement”) and on the terms and conditions described in this Agreement, which is Exhibit A to the Amended and Restated Investor Package (together with all exhibits, the “Subscription Package” or “Investor Package”) and in Exhibits B, C, D and E to the Subscription Package. Terms not defined herein in this Agreement are defined elsewhere in the Subscription Package. The Company is seeking to raise a minimum of $750,000 (the “Minimum Offering Amount”) and maximum of $2,000,000 (the “Maximum Offering Amount”) in this Offering. The minimum amount of investment required from any one subscriber to participate in this Offering is $25,000. All references to $ means United States Dollars.

1.	Description of Securities; Description of Company and Risk Factors; Lock-Up.

a.           Description of Securities. The Company is offering (the “Offering”) to the Investor common stock, par value $.00001 per share, of the Company (“Shares” or “Securities”) at a purchase price of $1 per share. For a more detailed description of the Securities see the Term of the Offering attached as Exhibit B to the Subscription Package.

b.           Risks Related to the Investment in the Securities. Investing in the Securities involves a high degree of risk. Before investing, Investors should carefully consider the description of our business and the risks related to our business, as set forth in Exhibit C, the Investor Presentation set forth in Exhibit D, and the Business Overview set forth in Exhibit E, together with the other information contained in the Subscription Package.

c.           Lock-Up. In connection with this Offering, the Investor agrees to the following lock-up agreement with respect to the purchased Shares:

i.	From and after the date hereof and until the 180th day after the date the Company’s common stock is first listed for trading on a national securities exchange (such first trading day, the “Lock-Up Trigger Date”), the Investor agrees not to sell, transfer or otherwise dispose of the Shares.

ii.	Between the 181st and 270th day after the Lock-Up Trigger Date, the Investor agrees not to sell, transfer or otherwise dispose of more than one-third of the Shares purchased pursuant to the Agreement, subject to a maximum sale on any trading day of 3% of the daily volume.

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iii.	Between the 271st and 365th day after the Lock-Up Trigger Date, the Investor agrees not to sell, transfer or otherwise dispose of more than one-third of the Shares purchased pursuant to the Agreement, subject to a maximum sale on any trading day of 3% of the daily volume.

iv.	After the 365th day after the Lock-Up Trigger Date, the Investor will be entitled to sell the remaining Shares purchased hereunder without contractual restriction, but subject to any restrictions arising under applicable law, including the Securities Act of 1933, as amended.

Notwithstanding the above, commencing 90 days after the Lock-Up Trigger Date, if the price per share of the Company’s common stock is at least 50% higher than the IPO Price (as defined below) per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Investor may sell one-third of its shares subject to a maximum sale on any trading day of 3% of the daily volume; and if the Company’s common share price is at least 100% higher than the IPO Price per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Investor may sell up to an additional one-third of its shares subject to a maximum sale on any trading day of 3% of the daily volume; and if the Company common share price is at least 150% higher than the IPO Price per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Investor may sell an additional one-third constituting a maximum total of all of its shares subject to a maximum sale on any trading day of 3% of the daily volume. For purpose of this term, the “IPO Price” shall mean the price the Company’s common shares are first sold to the public pursuant to an underwritten registered offering resulting in a listing of its common shares on the NASDAQ Stock Market or another national stock exchange.

2.	Purchase.

a.	I hereby agree to tender to Sutter Securities Inc. (the “Escrow Agent”), by check or wire transfer of immediately available funds (to a bank account and related wire instructions to be provided to me on my request) made payable to “MGO Global Inc.” for such number of Shares indicated on the signature page hereto, an executed copy of this Agreement and an executed copy of my Investor Representation and Suitability Questionnaire included within this Agreement. Funds will be held in escrow, as set forth in more detail below (the “Escrow Account”), pending the Initial Closing.

b.	This Offering will continue until the earlier of (a) the sale of 2,000,000 Shares for $2,000,000 of gross proceeds being the Maximum Offering Amount, or (b) May 31, 2022 (the “Termination Date”). Upon the earlier of a Closing (defined below) on my subscription or completion of the Offering, the Investor will be notified promptly by the Company as to whether the Investor’s subscription has been accepted by the Company.

c.	Notwithstanding anything to the contrary herein, affiliates of the Company and the Placement Agent (as defined below) may purchase securities in this Offering and the amount that such affiliates invest will be counted toward achieving the Minimum Offering Amount condition set forth in Section 4 below. Furthermore, affiliates of the Company or the Placement Agent purchasing Securities in this offering may pay for Securities they purchase by converting or forgiving at the Purchase Price existing indebtedness of the Company owed to such affiliates, and such purchase(s) of Securities would also be credited towards satisfying the Minimum Offering Amount condition set forth in Section 4 below.

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3.	Acceptance or Rejection of Subscription.

a.	I understand and agree that the Company reserves the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the Closing (defined below) of my subscription.

b.	In the event the Company rejects this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Agreement shall be of no force or effect. In the event my subscription is accepted and the Offering is completed, the subscription funds submitted by me shall be released to the Company.

4.          Closing. The closing (“Closing”) of this Offering may occur at any time and from time to time on or before the Termination Date. The Company must achieve the $750,000 Minimum Offering Amount prior to conducting an initial Closing (the “Initial Closing”). Upon receipt of the Minimum Offering Amount, an Initial Closing will be held, and all funds will be released from the Escrow Account and paid to the Company, less professional fees and compensation paid to the Placement Agent and syndicate members. Thereafter, additional Closings will be held as funds are received up to the earlier to occur of receipt of the $2,000,000 Maximum Offering Amount or the Termination Date. Pending receipt of the Minimum Offering Amount, all subscriptions will be placed in escrow with the Escrow Agent. If, for any reason, the Minimum Offering Amount of subscriptions are not received by the Termination Date, all escrowed funds will be returned to subscribers promptly, without interest or deduction. The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Securities has occurred. Among other Closing requirements as set forth herein, upon the Closing, the Investor shall deliver to the Company its signature to the Joinder to the Company’s Stockholders’ Agreement, attached hereto as Exhibit F.

5.          Disclosure. Because this Offering is limited to accredited investors as defined in Section 2(a)(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act and applicable state securities laws, the Securities are being sold without registration under the Securities Act. I acknowledge receipt of the Subscription Package and represent that I have carefully reviewed and understand the Subscription Package, including all exhibits attached thereto. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Securities are speculative investments which involve a high degree of risk, including the potential loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities, and I am qualified to make such investment based on my knowledge of and experience in investing in securities of this type. I have carefully considered the potential risks relating to the Company and purchase of its Securities and have, in particular, reviewed each of the risks set forth in the Subscription Package. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company, and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

6.          Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

a.	I am aware that my investment involves a high degree of risk as disclosed herein and in the Subscription Package and have read carefully the Subscription Package, and I understand that by signing this Agreement I am agreeing to be bound by all of the terms and conditions of herein and in the Subscription Package.

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b.	I acknowledge and am aware that there is no assurance as to the future performance of the Company.

c.	I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Securities, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

d.	I am purchasing the Securities for my own account for investment purposes only and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I hereby authorize the Company to place a restrictive legend on the Securities that are issued to me.

e.	I recognize that the Securities, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

f.	I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Subscription Package, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the Offering of the Securities and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

g.	I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

h.	I have relied solely upon my own investigation in deciding to invest in the Company.

i.	I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company, and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Subscription Package. I am not participating in the Offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

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j.	I have had full opportunity to ask questions and to receive satisfactory answers concerning the Offering and other matters pertaining to my investment, and all such questions have been answered to my full satisfaction.

k.	I have been provided an opportunity to obtain any additional information concerning the Offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

l.	I am an “accredited investor” as defined in Section 2(a)(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Investor Representation and Suitability Questionnaire that is included in this Agreement to indicate my “accredited investor” status. I can bear the entire economic risk of the investment in the Securities for an indefinite period of time, and I am knowledgeable about and experienced in making investments in the equity securities of non-publicly traded companies, including early-stage companies. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

m.	I understand that (1) the Securities have not been registered under the Securities Act, or the securities laws of certain states, in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this Offering or made any finding or determination relating to the fairness of an investment in the Company, and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of certain exemptions from registration afforded by the Securities Act and certain state securities laws.

n.	I understand that since neither the offer nor sale of the Securities has been registered under the Securities Act or the securities laws of any state, the Securities may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

o.	I have had the opportunity to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

p.	If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

q.	The information contained in my Investor Representation and Suitability Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Agreement, and, if there should be any material change in such information prior to the Closing of the Offering, I will furnish such revised or corrected information to the Company. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

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7.          Placement Agent. The Company has engaged Boustead Securities LLC, a broker-dealer licensed with FINRA (the “Placement Agent”), as placement agent for the Offering on a reasonable best efforts basis. The Company anticipates that the Placement Agent and its sub-agents or syndicate members, if any, will be paid at each Closing from the proceeds in the Escrow Account, fees including and not to exceed: (i) cash, equal to seven percent (7%) of the gross amount to be disbursed to the Company from each such Closing, plus (ii) a non-accountable expense allowance equal to one percent (1%) of the gross amount to be disbursed to the Company from each such Closing, plus (iii) warrants equal to seven percent (7%) of the gross amount to be disbursed to the Company from each such Closing, including (without limitation) shares issuable upon conversion or exercise of the securities sold at any Closing, and in the event that warrants or other rights are issued in any Closing, seven percent (7%) of the shares issuable upon exercise of the warrants or other rights, and in the event of a debt or convertible debt financing warrants to purchase an amount of Company stock equal to the seven percent (7%) of the gross amount or facility received by the Company in a debt financing divided by the Strike Price per Share. The warrant exercise price, i.e. the “Strike Price per Share”, shall be defined as the lower of: (1) the fair market value price per share of the Company’s common stock as of each such financing closing date, (2) the price per share paid by investors in each respective Financing, (3) in the event that securities convertible are sold in the financing, the conversion price of such securities, or (4) in the event that warrants or other rights are issued in the financing, the exercise price of such warrants or other rights.

Any sub-agent or syndicate member of the Placement Agent that introduces investors to the Offering will be entitled to share in the cash fees attributable to those investors as described above, pursuant to the terms of an executed sub-agent or selected dealer agreement. The Company will also pay certain expenses of the Placement Agent.

8.          Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor, as of the date hereof and on each Closing Date, the following:

a.	Organization and Qualification. The Company and each of its subsidiaries is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the assets, business, financial condition, results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

b.	Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and each of the other agreements and documents that are exhibits hereto or thereto or are contemplated hereby or thereby or necessary or desirable to effect the transactions contemplated hereby or thereby (the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery by the Company of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities have been, or will be at the time of execution of such Transaction Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Transaction Document, required by the Company, its respective Board of Directors or its stockholders, (iii) each of the Transaction Documents will be duly executed and delivered by the Company, (iv) the Transaction Documents when executed and delivered by the Company and each other party thereto will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c.	Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of common stock, par value of $0.00001 per share. Immediately prior to the Initial Closing, the Company will have 10,000,000 shares of common stock issued and outstanding on a “fully diluted” basis, except as set forth on the Company’s capitalization table, attached hereto. All of the outstanding shares of common stock of the Company and of any of its subsidiaries have been or will be, as of the Initial Closing, duly authorized, validly issued and are fully paid and nonassessable. No shares of capital stock of the Company or any of its subsidiaries will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there will be no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act, and (iii) there are no securities or instruments of the Company or any of its subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Securities as described in this Agreement. Upon request, the Company will make available to the Investor true and correct copies of the Company’s Articles of Incorporation, and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable for common stock and the material rights of the holders thereof in respect thereto other than stock options issued to officers, directors, employees and consultants.

d.	Subsidiaries. As further set forth in our Risk Factors in Exhibit C hereto, MGOTEAM 1 LLC is a subsidiary of the Company and is party to that certain Trademark License Agreement with Leo Messi’s family office, LEO MESSI MANAGEMENT SL (“LMM”).

e.	Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, and are free and clear of all taxes, liens and charges with respect to the issue thereof.

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f.	No Conflicts. The execution, delivery and performance of each of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation or the By-laws (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, except for those which would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a Material Adverse Effect. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity, except for any violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of the Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding two sentences have been or will be obtained or effected on or prior to the Closing.

g.	Absence of Litigation. There is no action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation before or by any court, public board, governmental or administrative agency, self-regulatory organization, arbitrator, regulatory authority, stock market, stock exchange or trading facility (an “Action”) now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any of the other Transaction Documents, or (ii) have a Material Adverse Effect.

h.	Acknowledgment Regarding Investor’s Purchase of the Securities. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by such Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Investor’s purchase of the Securities.

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i.	No General Solicitation. Neither the Company, nor any of its “affiliates” (as used herein, “affiliate” shall have the meaning defined in Rule 144 promulgated under the Securities Act), nor, to the knowledge of the Company, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

j.	No Integrated Offering. Neither the Company, nor any of its affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

k.	Employee Relations. Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any subsidiary is party to any collective bargaining agreement. The Company’s and/or its subsidiaries’ employees are not members of any union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

l.	Permits. The Company and its subsidiaries have all authorizations, approvals, clearances, licenses, permits, certificates or exemptions (including manufacturing approvals and authorizations, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent) issued by any regulatory authority or governmental agency (collectively, “Permits”) required to conduct their respective businesses as currently conducted except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company or its subsidiaries have fulfilled and performed in all material respects their obligations under each Permit, and, as of the date hereof, to the knowledge of the Company, no event has occurred or condition or state of facts exists which would constitute a breach or default or would cause revocation or termination of any such Permit except to the extent that such breach, default, revocation or termination would not have a Material Adverse Effect.

m.	Title. Each of the Company and its subsidiaries has good and marketable title to all of its real and personal property and assets, free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

n.	Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

o.	Reliance. The Company acknowledges that the Investor is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Investor purchasing the Securities. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Investors would not enter into this Agreement.

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p.	Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of fees to the Placement Agent as described above.

q.	Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any subsidiary and an unconsolidated or other off- balance sheet entity that is required to be disclosed by the Company in the Financial Statements and is not so disclosed or that otherwise would have a Material Adverse Effect.

r.	Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

s.	Patents and Trademarks. The Company and its subsidiaries have, or have rights to use, all trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses and which the failure to so have could have a material adverse effect. Neither the Company nor any subsidiary has received a written notice that the intellectual property rights used by the Company or any subsidiary violates or infringes upon the rights of any person. To the knowledge of the Company, all such intellectual property rights are enforceable and there is no existing infringement by another person of any of the intellectual property rights.

9.          Indemnification. I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, advisors and counsel, and Boustead Securities, LLC and its officers, directors, shareholders, employees, agents, advisors and counsel, against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Agreement or my Investor Representation and Suitability Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

10.         Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

11.         Choice of Law and Jurisdiction. This Agreement shall be governed by the laws of the State of Delaware as applied to contracts entered into and to be performed entirely within the State of Delaware. Any action arising out of this Agreement shall be brought exclusively in a court of competent jurisdiction in the State of Delaware, and the parties hereby irrevocably waive any objections they may have to venue in the State of Delaware.

12.         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

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13.         Benefit; Intended Third Party Beneficiary. This Agreement shall be binding upon and inure to the benefit of the parties hereto. The Placement Agent is an intended third party beneficiary of this Agreement, including the representations and warranties made by both the Company and the Investor herein and the indemnification provided by the Investor herein and may directly enforce this Agreement and its rights hereunder.

14.         Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, as follows:

Investor:	At the address designated on the signature page of this Agreement.

The Company:	MGO Global Inc.
30 Wall Street, 12th Floor
New York, NY 10005

or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

15.         Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

16.         Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Agreement.

17.         Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

18.         Acceptance of Subscription. The Company may accept this Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE SUBSCRIPTION PACKAGE. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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FOR FLORIDA RESIDENTS: THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS (EXCLUDING ACCREDITED INVESTORS) IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID HIS OR HER PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

[SIGNATURE PAGE FOLLOWS]

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THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS:

                                     Shares at a per Share Purchase Price of $1.00 per share

Manner in Which Title is to be Held. (check one)

—	Individual Ownership	—	Community Property
—	Joint Tenant with Right of Survivorship (both parties must sign)
—	Partnership	—	Tenants in common
—	Corporation Trust	—	IRA or Keogh
—	Other (please indicate)

INDIVIDUAL INVESTORS	ENTITY INVESTORS
Name of entity, if any

Signature (Individual)	By:
*Signature
Its:
Title:

Signature (Joint) (all record holders must sign)

Name(s) Typed or Printed	Name Typed or Printed

Address to Which Correspondence Should be Directed	Address to Which Correspondence Should be Directed

City, State and Zip Code	City, State and Zip Code

Email Address	Email Address

Tax Identification or Social Security Number	Tax Identification or Social Security Number

*If Securities are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on                day of                , 202  .

MGO Global Inc.

Dated:	By:
Name:
Its:

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CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

I,                                                     , the

(name of signatory)                                  (title)

of                                                     (“Entity”), a

(name of entity)                                    (type of entity)

Organized under the laws of                   , hereby certify that I am empowered and duly authorized by the Entity to execute the Agreement and to purchase the Securities, and certify further that the Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this                    day of                        , 202   .

(Signature)

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